UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 13, 2023
(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud,	Switzerland	None
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

Logitech International S.A.
EPFL - Quartier de l'Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland
c/o Logitech Inc.
3930 North First Street
San Jose,	California	95134
(Address of principal executive offices and zip code)

(510)	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders (the “AGM”) of Logitech International S.A. (“Logitech” or the “Company”) was held on September 13, 2023. At the AGM, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2023

For	Against	Abstain	Broker Non-Votes
78,330,462	76,162	317,318	3,552,316
99.90%	0.10%	N/A	N/A

Proposal 2: Advisory vote to approve Named Executive Officers Compensation for fiscal year 2023

For	Against	Abstain	Broker Non-Votes
64,315,870	11,903,937	2,522,475	3,552,316
84.38%	15.62%	N/A	N/A

Proposal 3: Advisory vote on the frequency of future advisory votes on executive compensation

1 year	2 years	3 years	Abstain	Broker Non-Votes
77,508,359	288,313	930,008	15,602	—
98.40%	0.40%	1.20%	N/A	—

Proposal 4: Advisory vote on the Swiss Compensation Report for fiscal year 2023

For	Against	Abstain	Broker Non-Votes
70,597,169	11,295,615	401,814	—
86.21%	13.79%	N/A	—

Proposal 5: Appropriation of available earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
78,601,055	51,191	90,036	3,552,316
99.93%	0.07%	N/A	N/A

Proposal 6: Amendments of the Articles of Incorporation
Proposal 6.A: Shareholders rights and general meeting of shareholders

For	Against	Abstain	Broker Non-Votes
78,379,832	142,070	220,380	3,552,316
99.82%	0.18%	N/A	N/A

Proposal 6.B: Compensation and mandates

For	Against	Abstain	Broker Non-Votes
70,454,148	8,007,776	280,358	3,552,316
89.79%	10.21%	N/A	N/A

Proposal 6.C: Creation of a capital band

For	Against	Abstain	Broker Non-Votes
72,407,057	3,993,179	2,342,046	3,552,316
91.96%	5.07%	2.97%	N/A

Proposal 6.D: Administrative amendments to the Articles of Incorporation

For	Against	Abstain	Broker Non-Votes
76,291,465	123,188	2,327,629	3,552,316
99.84%	0.16%	N/A	N/A

Proposal 7: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2023

For	Against	Abstain	Broker Non-Votes
76,423,047	397,213	600,416	3,552,316
99.48%	0.52%	N/A	N/A

Proposal 8: Elections to the Board of Directors
Proposal 8.A: Re-election of Dr. Patrick Aebischer to the Board of Directors

For	Against	Abstain	Broker Non-Votes
75,732,121	2,817,807	192,354	3,552,316
96.41%	3.59%	N/A	N/A

Proposal 8.B: Re-election of Ms. Wendy Becker to the Board of Directors

For	Against	Abstain	Broker Non-Votes
74,971,750	2,611,504	1,159,028	3,552,316
96.63%	3.37%	N/A	N/A

Proposal 8.C: Re-election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
76,111,871	323,433	2,306,978	3,552,316
99.58%	0.42%	N/A	N/A

Proposal 8.D: Re-election of Mr. Guy Gecht to the Board of Directors

For	Against	Abstain	Broker Non-Votes
75,183,283	359,498	3,199,501	3,552,316
99.52%	0.48%	N/A	N/A

Proposal 8.E: Re-election of Ms. Marjorie Lao to the Board of Directors

For	Against	Abstain	Broker Non-Votes
75,103,756	2,554,683	1,083,843	3,552,316
96.71%	3.29%	N/A	N/A

Proposal 8.F: Re-election of Ms. Neela Montgomery to the Board of Directors

For	Against	Abstain	Broker Non-Votes
75,187,099	343,849	3,211,334	3,552,316
99.54%	0.46%	N/A	N/A

Proposal 8.G: Re-election of Ms. Deborah Thomas to the Board of Directors

For	Against	Abstain	Broker Non-Votes
77,325,985	311,806	1,104,491	3,552,316
99.60%	0.40%	N/A	N/A

Proposal 8.H: Re-election of Mr. Christopher Jones to the Board of Directors

For	Against	Abstain	Broker Non-Votes
77,168,445	460,700	1,113,137	3,552,316
99.41%	0.59%	N/A	N/A

Proposal 8.I: Re-election of Mr. Kwok Wang Ng to the Board of Directors

For	Against	Abstain	Broker Non-Votes
74,941,211	588,753	3,212,318	3,552,316
99.22%	0.78%	N/A	N/A

Proposal 8.J: Re-election of Mr. Sascha Zahnd to the Board of Directors

For	Against	Abstain	Broker Non-Votes
77,207,312	428,083	1,106,887	3,552,316
99.45%	0.55%	N/A	N/A

Proposal 9: Election of the Chairperson of the Board

For	Against	Abstain	Broker Non-Votes
74,926,395	2,665,599	1,150,288	3,552,316
96.56%	3.44%	N/A	N/A

Proposal 10: Elections to the Compensation Committee

Proposal 10.A: Re-election of Ms. Neela Montgomery to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
73,927,933	3,710,633	1,103,716	3,552,316
95.22%	4.78%	N/A	N/A

Proposal 10.B: Re-election of Mr. Kwok Wang Ng to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
73,776,015	3,825,104	1,141,163	3,552,316
95.07%	4.93%	N/A	N/A
Proposal 10.C: Election of Ms. Deborah Thomas to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
77,118,750	471,642	1,151,890	3,552,316
99.39%	0.61%	N/A	N/A

Proposal 11: Approval of Compensation for the Board of Directors for the 2023 to 2024 Board Year

For	Against	Abstain	Broker Non-Votes
75,886,411	2,511,688	344,183	3,552,316
96.80%	3.20%	N/A	N/A

Proposal 12: Approval of Compensation for the Group Management Team for fiscal year 2025

For	Against	Abstain	Broker Non-Votes
65,594,655	12,778,225	369,402	3,552,316
83.70%	16.30%	N/A	N/A

Proposal 13: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2024

For	Against	Abstain	Broker Non-Votes
79,651,416	360,217	2,282,965	—
99.55%	0.45%	N/A	—

Proposal 14: Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative

For	Against	Abstain	Broker Non-Votes
73,781,820	2,716,719	2,243,743	3,552,316
96.45%	3.55%	N/A	N/A

Under the Company's Articles, abstentions are not counted towards the calculation of the majority required for passage of the proposals, except when Swiss law requires approval of a qualified majority of at least two-thirds of the votes and a majority of the nominal value of the shares, each as represented at the AGM, which was the case in respect to Proposal 6.C (creation of a capital band); in such a case, abstentions count as votes against the proposal.

Item 8.01 Other Events

With respect to the dividend approved under Proposal 5 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is expected to be Monday, September 25, 2023 on both the SIX Swiss Exchange and the Nasdaq Global Select Market, the record date is expected to be Tuesday, September 26, 2023, and the payment date is expected to be Wednesday, September 27, 2023. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the SIX Swiss Exchange or the Nasdaq Global Select Market on Friday, September 22, 2023. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Logitech International S.A.

/s/ Charles Boynton
Charles Boynton
Chief Financial Officer

/s/ Samantha Harnett
Samantha Harnett
Chief Legal Officer
September 15, 2023